                                                        EXHIBIT 99.N.3

                             ARTHUR ANDERSEN LLP

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the inclusion in this registration statement on Form N-2 of our report dated March 26, 1997,on our audit of the financial statements of Transportation Capital Corp., and to all references to our Firm included in this registration statement.


                                        ARTHUR ANDERSEN LLP

Boston, Massachusetts
April 8, 1997